Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of AudioCodes Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shabtai Adlersberg, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)       The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 29, 2010

/s/ Shabtai Adlersberg
Shabtai Adlersberg
Chief Executive Officer and Interim Chief Financial Officer